THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY SECTION 4(2) AND RULE 506 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT.   UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

SECURITIES PURCHASE AGREEMENT

JAYHAWK ENERGY, INC.

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of this ___________ day of May, 2014 by and between JAYHAWK ENERGY, INC. a Colorado corporation with its office at 611 E. Sherman Avenue, Coeur d’Alene, ID 83814 (the "Company") and the undersigned (the "Subscriber").  Each of the Company and the Subscriber are a “Party” and together are the “Parties.”

RECITALS

A.

The Company desires to issue pursuant to Section 4(2) of and Rule 506 of Regulation D of the Securities Act of 1933 (the “Securities Act”); a sixty (60) month convertible debenture in the form attached hereto as Exhibit A (the “Debenture”) which shall be convertible into shares of the Company’s common stock (the “Shares”) (the "Offering"). The Debenture and the Shares may also be referred to herein as the “Securities.”

B.

The Subscriber desires to acquire a Debenture in the amount set forth on the signature page hereof on the terms and subject to the conditions contained within this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Parties hereto do hereby agree as follows:

1.     SUBSCRIPTION FOR SECURITIES

1.1

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company a Debenture convertible into the number of Shares set forth on the signature page hereto.  Upon execution, the subscription by the Subscriber will be irrevocable except as otherwise provided in this Agreement or by applicable law.

1.2

Upon execution by the Company, the Company agrees to issue such Securities to the Subscriber pursuant to the terms of this Agreement.

1.3

Any acceptance by the Company of the subscription pursuant to this Agreement is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber resides.  The Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by counsel for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.  The Company will not grant any registration or other qualification rights to any Subscriber.

2

 REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

2.1

The Subscriber agrees that the Securities will be acquired and held by the Subscriber for Subscriber’s investment purposes only and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time.

2.2

The Subscriber agrees to resell the Securities only in accordance with an effective registration statement covering the Securities and/or in compliance with the provisions of any and all applicable securities laws of the United States and of all other applicable jurisdictions and/or pursuant to an available exemption from registration pursuant to the Securities Act.

2.3

The Subscriber acknowledges and agrees that all certificates representing the Securities will be endorsed with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY SECTION 4(2) AND RULE 506 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

2.4

The Subscriber represents and warrants to the Company that:

(A)

High Risk Investment:  the Subscriber understands that the purchase of the Securities, involves a high degree of risk in that the Company is a development stage oil and gas company and may require substantial funds in addition to the proceeds of this private placement;

(B)

Speculative Investment:   the Subscriber understands that an investment in the Securities is a speculative investment and that there is no guarantee of success of the business and/or the operations plans of the Company’s management.  Management’s plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company’s assets and with the present level of management’s skills and of those whom the Company will need to attract (which cannot be assured).  Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be predicted accurately or at all;

(C)

Accredited Investor:   the Subscriber is an “Accredited Investor” as that term is defined in Rule 501 of the Securities Act and has such knowledge, competency and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber’s investment in and to the Securities, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber’s investment in any of the Securities;

(D)

Company Information:  The Subscriber hereby acknowledges that this Offering has not been reviewed by the SEC and that the Securities are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) and Rule 506 of Regulation D pursuant to the Securities Act and no prospectus has been filed by the Company with any regulatory authority in connection with the issuance of the Securities; that the offer and sale of the Securities is made without the use of any offering memorandum; that the Company is a reporting company according to the Securities and Exchange Act of 1934 (the “Exchange Act”); that the Company’s periodic disclosure filings with the SEC are available for viewing at www.sec.gov; and that the Company encourages all potential investors to review its filings on the SEC website. The Subscriber, to the Subscriber’s satisfaction, has either had access to or has been furnished with sufficient information regarding the Company, its business and operations, and the terms of this investment transaction.  The Subscriber has had the opportunity to ask questions, in writing, regarding the Company, its management and business and operations and to receive written answers to those questions.  The Subscriber has relied only upon written information and has not relied upon any oral representations regarding this Offering and has had sufficient opportunity to evaluate the merits and risks of an investment in the Securities;

(E)

Evaluation Material: The Subscriber hereby acknowledges that in the course of evaluating an investment in the Offering Subscriber may have been the recipient of certain materials and information of the Company which are proprietary, confidential and sensitive in their nature.  Subject to the terms of this Agreement, the Subscriber and its representatives will use the Evaluation Material solely for purposes of evaluating an investment in the Offering and, except with prior written consent of the Company, will not disclose the Evaluation Material in any manner whatsoever, in whole or in part, except to the extent such disclosure must be made in order to comply with the United States federal securities laws.  The Subscriber agrees to reveal the Evaluation Material only to those of its representatives who need to know the Evaluation Material for purposes of evaluating an investment in the Offering, who have been informed of the confidential nature of the Evaluation Material and agree to be bound by the terms and conditions of this Paragraph 2.4(E).  The Subscriber agrees to take reasonable precautions to safeguard and protect the confidentiality of the Evaluation Material, including taking all reasonable measures to restrain its representatives from prohibited and unauthorized disclosures.  The Subscriber shall not be responsible for the breach of this Agreement by its respective representatives so long as Subscriber has taken reasonable measures to restrain its representatives from any prohibited and unauthorized disclosures.  “Evaluation Material” means all documents, data, reports, records and other information concerning the business, prospects, financial condition, operations, assets, and liabilities of the Company or parts thereof furnished now, in the past, or in the future, by the Company or its representatives to the Subscriber or its representatives and all notes, analyses, compilations, studies, or other documents prepared by the Company or any of its representatives or others which contain or otherwise reflect such information.  “Evaluation Material” does not include information which is or becomes generally available to the public other than as a result of a disclosure by the Subscriber or its representatives;

(F)

Limited Market for Securities:  Subscriber acknowledges and understands that there are no registration rights attached to the Securities and that there may be a very limited, if any, public market for the Securities. Subscriber understands that, absent registration under the Securities Act, or pursuant to an available exemption from such registration Subscriber may be unable to liquidate any investment in the Securities. Subscriber consents that the Company may, if it desires in its sole discretion, permit transfer of the Securities by the Subscriber only when the request for transfer is accompanied by an opinion of counsel, in such form as is satisfactory to Company, that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws (collectively the “Securities Laws”).  Subscriber agrees to hold the Company and its directors, officers, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses (including attorneys’ fees) incurred by them as a result of any sale or distribution by Subscriber in violation of any Securities Laws or any misrepresentation thereof;

(G)

Legal Obligation:   the Subscriber has full power and authority to enter into this Agreement which constitutes the valid and legally binding obligation, enforceable in accordance with its terms;

(H)

Legal and Tax consequences:   the Subscriber acknowledges that an investment in the Securities may have tax consequences to the Subscriber under applicable law, which the Subscriber is solely responsible for determining, and the Subscriber also acknowledges and agrees that the Subscriber is responsible for obtaining its own legal and tax advice;

(I)

Further Financings:  the Subscriber understands that the Company may, subject to all applicable Securities Laws, conduct further offerings in the future and which may be at higher or lower prices (as determined by the Company in its sole discretion).

(J)

Use of Funds:  Any subscription funds paid by the Subscriber for the Securities are not subject to any restrictions pertaining to the use thereof by the Company and may be used immediately by the Company upon the Company’s receipt thereof.  The Company intends to use all proceeds for general operating purposes but shall be free to use any subscription funds for any Company purpose as determined in the sole discretion of the Company’s management.

2.5

The Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained herein in determining whether a sale of the Securities to the Subscriber is in compliance with all applicable securities laws.  The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate.  The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement.

2.6

The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities, and such entity has not been formed for the specific purpose of acquiring Securities in this issue.  If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company.  In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the operating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound.

REPRESENTATIONS BY THE COMPANY

3.1

The Company represents and warrants to the Subscriber that:

(A)

Organization and Qualification of the Company:   the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power to own its assets and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company;

(B)

Authority:   the Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the Offering and the other transactions contemplated hereby.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, and no further consent or action is required;

(C)

Enforceability:   this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally;

(D)

No Conflicts:   the execution, delivery and performance of this Agreement by the Company and the consummation of the Offering by the Company do not and will not conflict with or violate (i) any provision of the Articles of Incorporation or Bylaws of the Company, as amended, or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, except where such conflict or violation would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company.  No material consent, waiver, approval order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any material agreement with the Company, is required in connection with the execution, delivery and performance of this Agreement or the consummation of the Offering by the Company;

(F)

The Securities:   the Securities have been duly authorized, and when issued and paid for in accordance with this Agreement will be duly and validly issued, fully paid and non-assessable.  The Securities will not be issued in violation of, or subject to, any existing preemptive or subscription rights.

(G)

Wastewater Disposal Fee: the Company agrees to pay Subscriber a per barrel fee (the “Disposal Fee”) for each barrel of wastewater, which emanates from the Company’s five (5) currently producing, as of the date the Debenture is issued, oil wells located in North Dakota, which is disposed of in the Company’s proposed wastewater disposal well to be located in North Dakota (the “Disposal Well”).  For a period commencing on the date the Debenture is issued and continuing for five (5) years or until the Debenture is repaid by the Company, whichever is sooner, the Disposal Fee will be equal to one and no/100 dollars  ($1.00) per barrel of wastewater disposed of in the Disposal Well.  After year five and continuing until the Debenture is repaid by the Company the Disposal Fee shall be equal to fifty cents ($.50) per barrel of wastewater, emanating from the Company’s 5 currently producing, as of the date the Debenture is issued, oil wells located in North Dakota, disposed of in the Disposal Well.

(H)

Royalty Interest: beginning on the date the Debenture is issued and continuing thereafter so long as the Company owns the subject wells, the Company agrees to pay Subscriber a one percent (1%) overriding royalty interest, calculated monthly, on all proceeds received by the Company from sales of crude oil produced from the Company’s five (5) currently, as of the date the Debenture is issued, producing oild wells located in North Dakota.

4.

TERMS OF SUBSCRIPTION

4.1

The Subscriber hereby authorizes and directs the Company to deliver the Securities, to be issued to Subscriber pursuant to this Agreement, to the Subscriber’s address indicated herein.

4.2

The Subscriber acknowledges and agrees that the subscription for the Securities and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

4.3

The Company’s obligations hereunder are conditioned upon the following:

(A)

The Subscriber executing this Agreement and returning the same to the Company; and

(B)

The Subscriber delivering the Subscription Amount to the Company via cashier’s check, wire transfer or such other form of delivery as is acceptable to the Company.

4.4

The closing of the purchase of the Securities pursuant to this Agreement (the “Closing”) shall occur no later than the tenth (10th) business day following the day all conditions precedent to the Company’s obligations to deliver the Securities have been satisfied or waived, and the deliverables required below of each Party have been delivered, but no later than May 31, 2014 (the “Closing Date”).

4.5

On or prior to the Closing Date the Company shall deliver to Subscriber the following:

(A)

 This Agreement duly executed by the Company;

(B)

A sixty (60) month Debenture evidencing; i) the amount of money paid to the Company by the Subscriber to acquire the Debenture; and ii) the number of Shares into with the Debenture may be converted at the conversion price of one cent ($.01US) per Share (the “Conversion Price”); and

(C)

A security agreement granting Subscriber a security interest, to secure Company’s performance of its obligations as set forth in the Debenture, in and to all of the Company’s assets located in the State of Kansas (the “Security Agreement”); and

(D)

A stock pledge agreement (the “Pledge Agreement”) pledging to Subscriber, as security for the performance of all of the Company’s obligations under the Debenture, all of the Company’s right, title and interest in and to the capital stock of JayHawk Gas Transportation Corporation (“JGTC”).  JHTC, among other assets related to the Kansas operations, is the owner of the Company’s gas transmission pipeline in Kansas.

4.6

On or prior to the Closing Date the Subscriber shall deliver to the Company the following:

(A)

This Agreement duly executed by the Subscriber; and

(B)

The Subscriber’s Subscription amount delivered via wire transfer to the account specified in the wire instructions provided by the Company.

5. MISCELLANEOUS

5.1

Execution. This Agreement may be executed in counterparts, both of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.2

Termination.  This Agreement may be terminated by either Party, as to such Party’s obligations hereunder, by written notice to the other Party, if the Closing has not been consummated by the Closing Date.

5.3

Entire Agreement.  This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into this Agreement.

5.4

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (Pacific time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (Pacific time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the Party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature page to this Agreement unless such alternative address is provided to the other Party in writing.

5.5

Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscriber or, in the case of a waiver, by the Party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Subscriber (other than by a transaction whereby more than fifty percent (50%) of the voting power of the Company’s common stock is acquired by a third party).  Any Subscriber may assign any or all of its rights under this Agreement to any Person provided that such transferee agrees in writing to be bound by the provisions of this Agreement.

5.8

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the Parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Idaho, without regard to the principles of conflicts of law thereof.  Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state or federal courts located in Kootenai County in the State of Idaho. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in Kootenai County in the State of Idaho for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either Party shall commence an action or proceeding to enforce any provisions of this Agreement, the prevailing Party in such action, suit or proceeding shall be reimbursed by the other Party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10

Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-Party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.13

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscribers and the Company will be entitled to specific performance.  The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14

Cooperation.  The Parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SUBSCRIBER:

By:

Amount of Debenture:	$200,000.00
Total Number of Debenture Shares at $0.01 per share	20,000,000
Subscription Amount:	$200,000.00

Address/Contact of Company:

(T)
(C)
(F)

JAYHAWK ENERGY, INC.:

By:
Print Name:	Kelly J. Stopher
Title (if any):	Chief Executive Officer

Address/Contact of Company:	Kelly J. Stopher, CEO
611 E. Sherman Avenue
Coeur d’Alene, ID 83814
(T) 208-667-1328
(F) 208-765-8520